                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re; Beyond.com Corporation                           CASE NO. 02-50441

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Apr-03                                 PETITION DATE: 01/24/02

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here    x   the
                                                                  -------
     Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                                                   END OF CURRENT   END OF PRIOR   AS OF PETITION
                                                                                        MONTH           MONTH          FILING
                                                                                        -----           -----          ------
2.   ASSET AND LIABILITY STRUCTURE
     a. Current Assets                                                             $    8,625,915   $  8,542,250
                                                                                   --------------   ------------
     b. Total Assets                                                               $    8,625,915   $  8,740,715
                                                                                   --------------   ------------   --------------
     c. Current Liabilities                                                        $    6,010,520   $  6,046,103
                                                                                   --------------   ------------
     d. Total Liabilities                                                          $   46,878,879   $ 46,914,462
                                                                                   --------------   ------------   --------------

                                                                                                                     CUMULATIVE
                                                                                   CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                   --------------   ------------   --------------
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH

     a. Total Receipts                                                             $      856,501    $     7,600   $   19,634,225
                                                                                   --------------   ------------   --------------
     b. Total Disbursements                                                        $       61,859    $   228,753   $   18,008,506
                                                                                   --------------   ------------   --------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $      794,642   ($   221,152)  $    1,625,719
                                                                                   --------------   ------------   --------------
     d. Cash Balance Beginning of Month                                            $    5,371,144    $ 5,592,296   $    5,592,296
                                                                                   --------------   ------------   --------------
     e. Cash Balance End of Month (c + d)                                          $    6,165,786    $ 5,371,144   $    6,165,786
                                                                                   --------------   ------------   --------------

                                                                                                                     CUMULATIVE
                                                                                   CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                                   --------------   ------------   --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $      106,895   ($   212,471)  ($   8,141,793)
                                                                                   --------------   ------------   --------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $      338,790    $   574,322
                                                                                   --------------   ------------
6.   POST-PETITION LIABILITIES                                                     $    6,010,520    $ 6,046,103
                                                                                   --------------   ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $            0    $         0
                                                                                   --------------   ------------

AT THE END OF THIS REPORTING MONTH:

                                                                                                        YES              NO
                                                                                                        ---              --

8.   Have any payments been made on pre-petition debt, other than payments in the normal
     course to secured creditors or lessors? (if yes, attach listing including date of                                   X
     payment, amount of payment and name of payee)                                                  ------------   --------------

9.   Have any payments been made to professionals? (if yes, attach listing including date of                             X
     payment, amount of payment and name of payee)                                                  ------------   --------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                       X
                                                                                                    ------------   --------------
11.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes,                X
     attach listing including date of payment, amount and reason for payment, and name of payee)    ------------   --------------

12.  Is the estate insured for replacement cost of assets and for general liability?                                     X
                                                                                                    ------------   --------------
13.  Are a plan and disclosure statement on file?                                                                        X
                                                                                                    ------------   --------------
14.  Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                    ------------   --------------
15   Check if paid: Post-petition taxes ________;  U.S. Trustee Quarterly Fees           x
                                                                                   -------------
     Check if filing is current for: Post-petition tax reporting and tax returns:        X
                                                                                   -------------
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: _____________                                    /s/ John Barrott
                                                       -------------------------
                                                       Responsible Individual

                                 BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 4/30/2003

                                                                                  FROM SCHEDULES     MARKET VALUE
                                                                                  --------------    --------------
   ASSETS

    CURRENT ASSETS

 1      Cash and cash equivalents - unrestricted                                                     $   6,165,786
                                                                                                     -------------
 2      Cash and cash equivalents - restricted                                                       $           0
                                                                                                     -------------
 3      Accounts receivable (net)                                                       A            $     338,790
                                                                                                     -------------
 4      Inventory                                                                       B            $           0
                                                                                                     -------------
 5      Prepaid expenses                                                                             $           0
                                                                                                     -------------
 6      Professional retainers                                                                       $           0
                                                                                                     -------------
 7      Other:   Deposits                                                                            $      46,110
                                                                                                     -------------
 8               Travel Advance                                                                      $      15,000
                                                                                                     -------------
                 Digital River Shares Proceed Receivable                                             $   2,060,230
                                                                                                     -------------
 9    TOTAL CURRENT ASSETS                                                                           $   8,625,915
                                                                                                     -------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10      Real property                                                                   C            $           0
                                                                                                     -------------
11      Machinery and equipment                                                         D            $           0
                                                                                                     -------------
12      Furniture and fixtures                                                          D            $           0
                                                                                                     -------------
13      Office equipment                                                                D            $           0
                                                                                                     -------------
14      Leasehold improvements                                                          D            $           0
                                                                                                     -------------
15      Vehicles                                                                        D            $           0
                                                                                                     -------------
16      Other - Computer Software                                                       D            $           0
                                                                                                     -------------
17                                                                                      D
        --------------------------------------                                                       -------------
18                                                                                      D
        --------------------------------------                                                       -------------
19                                                                                      D
        --------------------------------------                                                       -------------
20                                                                                      D
        --------------------------------------                                                       -------------

21    TOTAL PROPERTY AND EQUIPMENT                                                                   $           0
                                                                                                     -------------
      OTHER ASSETS

22      Loans to shareholders                                                                        $           0
                                                                                                     -------------
23      Loans to affiliates                                                                          $           0
                                                                                                     -------------
24      Non-current deposits                                                                         $           0
                                                                                                     -------------
25
        --------------------------------------                                                       -------------
26
        --------------------------------------                                                       -------------
27
        --------------------------------------                                                       -------------

28    TOTAL OTHER ASSETS                                                                             $           0
                                                                                                     -------------
29    TOTAL ASSETS                                                                                   $   8,625,915
                                                                                                     =============

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

      CURRENT LIABILITIES

30      Salaries and wages                                                                           $           0
                                                                                                    --------------
31      Payroll taxes                                                                                $           0
                                                                                                    --------------
32      Real and personal property taxes                                                             $           0
                                                                                                    --------------
33      Income taxes                                                                                 $           0
                                                                                                    --------------
34      Sales taxes                                                                                  $           0
                                                                                                    --------------
35      Notes payable (short term)                                                                   $           0
                                                                                                    --------------
36      Accounts payable (trade)                                                        A            $   5,020,024
                                                                                                    --------------
37      Real property lease arrearage                                                                $     201,656
                                                                                                    --------------
38      Personal property lease arrearage                                                            $           0
                                                                                                    --------------
39      Accrued professional fees                                                                    $           0
                                                                                                    --------------
40      Current portion of long-term post-petition debt (due within 12 months)                       $           0
                                                                                                    --------------
41      Other: Accrued employee expenses                                                             $      15,288
                                                                                                    --------------
42      Accrued interest expense                                                                     $     773,551
                                                                                                    --------------
43      Deferred revenue                                                                             $           0
                                                                                                    --------------
                                                                                                    --------------
44    TOTAL CURRENT LIABILITIES                                                                      $   6,010,520
                                                                                                    --------------
                                                                                                    --------------
45      Long-Term Post-Petition Debt, Net of Current Portion                                         $           0
                                                                                                    --------------
                                                                                                    --------------
46    TOTAL POST-PETITION LIABILITIES                                                                $   6,010,520
                                                                                                    --------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47      Secured claims                                                                  F            $           0
                                                                                                    --------------
48      Priority unsecured claims                                                       F            $           0
                                                                                                    --------------
49      General unsecured claims                                                        F            $  40,868,359
                                                                                                    --------------
                                                                                                    --------------
50    TOTAL PRE-PETITION LIABILITIES                                                                 $  40,868,359
                                                                                                    --------------
                                                                                                    --------------
51    TOTAL LIABILITIES                                                                              $  46,878,879
                                                                                                    --------------

    EQUITY (DEFICIT)

52      Retained Earnings/(Deficit) at time of filing                                               ($ 319,081,002)
                                                                                                    --------------
53      Capital Stock                                                                                $ 303,488,282
                                                                                                    --------------
54      Additional paid-in capital                                                                   $           0
                                                                                                    --------------
55      Cumulative profit/(loss) since filing of case                                               ($   8,141,793)
                                                                                                    --------------
56      Post-petition contributions/(distributions) or (draws)                                       $           0
                                                                                                    --------------
57      Net realized gain (loss) on Investment                                                       $     820,315
                                                                                                    --------------
58      Market value adjustment                                                                     ($  15,338,766)
                                                                                                    --------------
                                                                                                    --------------
59    TOTAL EQUITY (DEFICIT)                                                                        ($  38,252,963)
                                                                                                    --------------
                                                                                                    --------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                         $   8,625,915
                                                                                                    ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                   ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE       PAST DUE
                                                 [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                                 -----------------------    ---------------   ------------------
RECEIVABLES AND PAYABLES AGINGS

     0 -30 Days                                         $       0             $ 5,020,024
                                                        ---------             -----------
     31-60 Days                                         $       0
                                                        ---------             -----------
     61-90 Days                                                                                      $ 0
                                                        ---------             -----------            ---
     91+ Days                                           $ 338,790
                                                        ---------             -----------
     Total accounts receivable/payable                  $ 338,790             $ 5,020,024
                                                        ---------             ===========
     Allowance for doubtful accounts                    $       0
                                                        ---------
     Accounts receivable (net)                          $ 338,790
                                                        =========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                    INVENTORY(IES)
                                      BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)   END OF MONTH                         COST OF GOODS SOLD
---------------------------------   --------------                        ------------------
                                                       Inventory Beginning of Month                               $       0
                                                                                                                  ---------
                                                       Add -
                                                                                                                  ---------
Retail/Restaurants -                                     Net purchase                                             $       0
  Product for resale                                     Direct labor                                             ---------

                                    --------------                                                                ---------
                                                         Manufacturing overhead
                                                                                                                  ---------
Distribution -                                           Freight in
  Products for resale               $            0       Other:                                                   ---------
                                    --------------       Deferred COGS                                            $       0
                                                                                                                  ---------
Manufacturer -                                           Misc Charges (i.e. fulfillment costs, credit card fees)  $       0
                                                                                                                  ---------
  Raw Materials
                                    --------------
  Work-in-progress                                     Less -
                                    --------------
  Finished goods                                         Inventory End of Month                                   $       0
                                    --------------                                                                ---------
                                                         Shrinkage (obsolete)                                     $       0
                                                                                                                  ---------
Other - Explain                                          Personal Use
                                    --------------                                                                ---------
---------------------
---------------------                                  COST OF GOODS SOLD                                         $       0
                                                                                                                  =========
TOTAL                               $            0
                                    ==============

     METHOD OF INVENTORY CONTROL                               Inventory Valuation Methods

     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
     Yes    x    No
          -----      --
                                                               Valuation methods -

     How often do you take a complete physical inventory?          FIFO cost                      ___

       Weekly         _________                                    LIFO cost                      ___

       Monthly        _________                                    Lower of cost or market        ___

       Quarterly      _________                                    Retail method                  ___

       Semi-annually  _________                                    Other                           x

       Annually           x                                        Explain

Date of last physical inventory was 11/30/2001 0:00            Perpetual

                                                               ____________________________________________
Date of next physical inventory is
                                  _______________________      ____________________________________________

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                    COST        MARKET VALUE
                                                                               ----        ------------
-----------------------------------------------------------                 ------------   ------------

-----------------------------------------------------------                 ------------   ------------

-----------------------------------------------------------                 ------------   ------------

-----------------------------------------------------------                 ------------   ------------

-----------------------------------------------------------                 ------------   ------------

-----------------------------------------------------------                 ------------   ------------
TOTAL                                                                       $          0   $          0
                                                                            ============   ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                    COST        MARKET VALUE
                                                                               ----        ------------
MACHINERY & EQUIPMENT -
     Computers, Laptops, Servers, Dataports, Routers                        $ 11,436,212   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $ 11,436,212   $          0
                                                                            ============   ============

FURNITURE & FIXTURES -
     Cubicles, Workstations, Chairs, Tables                                 $  1,237,837   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $ 1,237,837    $          0
                                                                            ============   ============

OFFICE EQUIPMENT -
     Phone Systems, Fax Machines                                            $    399,374   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $    399,374   $          0
                                                                            ============   ============
LEASEHOLD IMPROVEMENTS -
     Security Systems, Repairs, Sign, Electrical Services                   $    939,792   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $    939,792   $          0
                                                                            ============   ============

VEHICLES -
     Ford Van                                                               $     29,006   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $     29,006   $          0
                                                                            ============   ============

COMPUTER SOFTWARE - OTHER -
     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                     $  4,416,137   $          0
                                                                            ------------   ------------
     Construction in Progress - Enterprise License Maint Agreement, SAP     $  3,098,668   $          0
                                                                            ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     ------------------------------------------------------------------     ------------   ------------
     TOTAL                                                                  $  7,514,805   $          0
                                                                            ============   ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                         0-30 DAYS      31-60 DAYS       61-90 DAYS     91+ DAYS        TOTAL
                                         ---------      ----------       ----------     --------        -----
TAXES PAYABLE
FEDERAL
       Income Tax Withholding            $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       FICA - Employee                   $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       FICA - Employer                   $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Unemployment (FUTA)               $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Income                            $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Other (Attach List)               $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
TOTAL FEDERAL TAXES                      $       0      $        0       $        0     $      0        $       0
                                         ---------      ----------       ----------     --------        ---------
STATE AND LOCAL
       Income Tax Withholding            $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Unemployment (UT)                 $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Disability Insurance (DI)         $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Empl. Training Tax (ETT)          $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Sales                             $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Excise                            $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Real property                     $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Personal property                 $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Income                            $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
       Other (Attach List)               $       0                                                      $       0
                                         ---------      ----------       ----------     --------        ---------
TOTAL STATE & LOCAL TAXES                $       0      $        0       $        0     $      0        $       0
                                         ---------      ----------       ----------     --------        ---------
TOTAL TAXES                              $       0      $        0       $        0     $      0        $       0
                                         =========      ==========       ==========     ========        =========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                    CLAIMED        ALLOWED
                                                    AMOUNT        AMOUNT (B)
                                                  -----------    -----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (a)                        $         0    $         0
                                                  -----------    -----------
       Priority claims other than taxes           $         0    $         0
                                                  -----------    -----------
       Priority tax claims                        $         0    $         0
                                                  -----------    -----------
       General unsecured claims                   $40,868,359    $40,868,359
                                                  -----------    -----------

(a)  List total amount of claims even it under secured.  ______________

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1       ACCOUNT 2         ACCOUNT 3          ACCOUNT 4
                                       -------------   -------------    ---------------   ----------------
Bank                                   Merrill Lynch   Merrill Lynch    ABN Amro - Euro   ABN Amro - Pound
                                       -------------   -------------    ---------------   ----------------
Account Type                           Checking        Checking         Checking          Checking
                                       -------------   -------------    ---------------   ----------------
Account No.                            881-07A44       881-07A45        004514670220              40042375
                                       -------------   -------------    ---------------   ----------------
Account Purpose                        Depository      Depository       Depository        Depository
                                       -------------   -------------    ---------------   ----------------
Balance, End of Month                       $122,690        $416,993            $50,488            $35,604
                                       -------------   -------------    ---------------   ----------------
Total Funds on Hand for all Accounts      $6,165,786
                                       =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 5         ACCOUNT 6       ACCOUNT 7             ACCOUNT 8
                                       --------------   --------------   -------------   -------------------------
Bank                                   ABN Amro - CAD   ABN Amro - USD   Scotia Bank     Wells Fargo Concentration
                                       --------------   --------------   -------------   -------------------------
Account Type                           Checking         Checking         Checking        Checking
                                       --------------   --------------   -------------   -------------------------
Account No.                            460131877591     451046702241      800021021818                  4761063908
                                       --------------   --------------   -------------   -------------------------
Account Purpose                        Depository       Depository       Depository      Operating
                                       --------------   --------------   -------------   -------------------------
Balance, End of Month                         $18,221               $0         $38,045                  $5,495,935
                                       --------------   --------------   -------------   -------------------------

                                            ACCOUNT 9           ACCOUNT 10          ACCOUNT 11               ACCOUNT 12
                                       -------------------   ----------------   -------------------   ------------------------
Bank                                   Wells Fargo Payroll   Wells Fargo AP     Wells Fargo Secured   Merrill Lynch Trust Fund
                                       -------------------   ----------------   -------------------   ------------------------
Account Type                           Checking              Checking           Checking              Checking
                                       -------------------   ----------------   -------------------   ------------------------
Account No.                            4761063924            4174685024
                                       -------------------   ----------------   -------------------   ------------------------
Account Purpose                        Payroll               Accounts Payable   Depository            Depository
                                       -------------------   ----------------   -------------------   ------------------------
Balance, End of Month                              $(6,600)           $(5,732)                   $0                         $0
                                       -------------------   ----------------   -------------------   ------------------------

                                          ACCOUNT 13
                                       ----------------
Bank                                   Petty Cash
                                       ----------------
Account Type                           Cash
                                       ----------------
Account No.
                                       ----------------
Account Purpose                        Cash
                                       ----------------
Balance, End of Month                              $143
                                       ----------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/03

         CURRENT MONTH
-------------------------------                                                            CUMULATIVE     NEXT MONTH
 ACTUAL     FORECAST   VARIANCE                                                          (CASE TO DATE)    FORECAST
 ------     --------  ---------                                                         ---------------   ----------
                                        REVENUES:
                       $      0      1   Gross Sales                                     $           0
---------   --------  ---------                                                         --------------    ----------
                       $      0      2   less: Sales Returns & Allowances                $           0
---------   --------  ---------                                                         --------------    ----------
$       0   $      0   $      0      3   Net Sales                                       $  39,391,855    $        0
---------   --------  ---------                                                         --------------    ----------
$       0              $      0      4   less: Cost of Goods Sold (Schedule 'B')         $  37,668,400
---------   --------  ---------                                                         --------------    ----------
$       0   $      0   $      0      5   Gross Profit                                    $   1,723,455    $        0
---------   --------  ---------                                                         --------------    ----------
$   2,642              $  2,642      6   Interest                                        $      60,633
---------   --------  ---------                                                         --------------    ----------
$ 173,970              $173,970      7   Other Income: Gain on Disposal of Business      $   2,478,068
---------   --------  ---------                                                         --------------    ----------
$       0              $      0      8   Gain on Sale of Asset                           $     957,927
---------   --------  ---------                                                         --------------    ----------
                       $      0      9                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                                                                                         $           0
---------   --------                                                                    --------------    ----------
$ 176,613   $      0   $176,613     10       TOTAL REVENUES                              $   5,220,083    $        0
---------   --------  ---------                                                         --------------    ----------
                                        EXPENSES:
$  23,690             ($ 23,690)    11   Compensation to Owner(s)/Officer(s)             $     432,233
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     12   Salaries                                        $   4,371,988
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     13   Commissions                                     $     251,319
---------   --------  ---------                                                         --------------    ----------
$  11,920             ($ 11,920)    14   Contract Labor                                  $     205,759
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     15   Rent/Lease:                                     $           0
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     16     Real Property                                 $     696,453
---------   --------  ---------                                                         --------------    ----------
$  14,564             ($ 14,564)    17   Insurance                                       $     553,753
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     18   Management Fees                                 $           0
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     19   Depreciation                                    $     542,192
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     20   Taxes:                                          $     251,268
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     21     Real Property Taxes                           $      22,720
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     22     Other Taxes                                   $         566
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     23   Other Selling                                   $     968,063
---------   --------  ---------                                                         --------------    ----------
$  15,793             ($ 15,793)    24   Other Administrative                            $   4,257,950
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     25   Interest                                        $     805,761
---------   --------  ---------                                                         --------------    ----------
$       0              $      0     26   Other Expenses:                                ($      33,150)
---------   --------  ---------                                                         --------------    ----------
                       $      0     27                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     28                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     29                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     30                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     31                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     32                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     33                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------
                       $      0     34                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------

---------   --------  ---------                                                         --------------    ----------
$  65,967   $      0  ($ 65,967)    35      TOTAL EXPENSES                               $  13,326,876    $        0
---------   --------  ---------                                                         --------------    ----------

---------   --------  ---------                                                         --------------    ----------
$ 110,645   $      0   $110,645     36  SUBTOTAL                                        ($   8,106,793)   $        0
---------   --------  ---------                                                         --------------    ----------

---------   --------  ---------                                                         --------------    ----------
                       $      0     37  REORGANIZATION ITEMS:
---------   --------  ---------                                                         --------------    ----------
                       $      0     38   Provisions for Rejected Executory Contracts     $           0
---------   --------  ---------                                                         --------------    ----------
                       $      0     39   Interest Earned on Accumulated Cash from        $           0
---------   --------  ---------                                                         --------------    ----------
                                         Resulting Chp 11 Case                           $           0
                                                                                        --------------
                       $      0     40   Gain or (Loss) from Sale of Equipment           $           0
---------   --------  ---------                                                         --------------    ----------
$   3,750             ($  3,750)    41   U.S. Trustee Quarterly Fees                     $      35,000
---------   --------  ---------                                                         --------------    ----------
                       $      0     42                                                   $           0
---------   --------  ---------          ---------------------------------------------  --------------    ----------

---------   --------  ---------                                                         --------------    ----------
$   3,750   $      0   $  3,750     43      TOTAL REORGANIZATION ITEMS                   $      35,000    $        0
---------   --------  ---------                                                         --------------    ----------

---------   --------  ---------                                                         --------------    ----------
$ 106,895   $      0   $106,895     44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAX   ($   8,141,793)   $        0
---------   --------  ---------                                                         --------------    ----------
                       $      0     45   Federal & State Income Taxes
---------   --------  ---------                                                         --------------    ----------

---------   --------                                                                    --------------    ----------
$ 106,895   $      0   $106,895     46  NET PROFIT (LOSS)                               ($   8,141,793)   $        0
=========   ========  =========                                                         ==============    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 04/30/03

                                                                        ACTUAL          CUMULATIVE
                                                                     CURRENT MONTH    (CASE TO DATE)
                                                                     -------------    --------------
   CASH RECEIPTS

 1      Rent/Leases Collected                                        $           0    $    1,166,418
                                                                     -------------    --------------
 2      Cash Received from Sales                                     $     235,262    $   15,238,546
                                                                     -------------    --------------
 3      Interest Received                                            $       2,642    $       64,965
                                                                     -------------    --------------
 4      Borrowings                                                   $           0    $            0
                                                                     -------------    --------------
 5      Funds from Shareholders, Partners, or Other Insiders         $           0    $            0
                                                                     -------------    --------------
 6      Capital Contributions                                        $           0    $            0
                                                                     -------------    --------------
 7      Non AR Receipts                                              $       3,588    $      134,405
                                                                     -------------    --------------
 8      Cash Collected on Behalf of Digital River                    $           0    $      446,796
                                                                     -------------    --------------
 9      Softchoice                                                   $     173,970    $    1,813,089
                                                                     -------------    --------------
10      Cash received from the Sale of Assets                        $      25,628    $      204,596
                                                                     -------------    --------------
11      Deposit refund                                               $     415,410    $      565,410
                                                                     -------------    --------------

                                                                     -------------    --------------
12      TOTAL CASH RECEIPTS                                          $     856,501    $   19,634,225
                                                                     -------------    --------------

   CASH DISBURSEMENTS

13      Payments for Inventory                                       $           0    $    7,003,765
                                                                     -------------    --------------
14      Selling                                                      $           0    $      202,015
                                                                     -------------    --------------
15      Administrative                                               $      38,169    $    2,122,796
                                                                     -------------    --------------
16      Capital Expenditures                                         $           0    $            0
                                                                     -------------    --------------
17      Principal Payments on Debt                                   $           0    $            0
                                                                     -------------    --------------
18      Interest Paid                                                $           0    $            0
                                                                     -------------    --------------
        Rent/Lease:                                                                   $            0
                                                                                      --------------
19           Personal Property                                                        $            0
                                                                     -------------    --------------
20           Real Property                                           $           0    $    1,808,210
                                                                     -------------    --------------
        Amount Paid to Owner(s)/Officer(s)                                            $            0
                                                                                      --------------
21           Salaries                                                $      13,117    $      505,807
                                                                     -------------    --------------
22           Draws                                                   $           0    $            0
                                                                     -------------    --------------
23           Commissions/Royalties                                   $           0    $            0
                                                                     -------------    --------------
24           Expense Reimbursements                                  $           0    $      185,852
                                                                     -------------    --------------
25           Other - Subcontractor Labor                             $           0    $    1,194,415
                                                                     -------------    --------------
26      Salaries/Commissions (less employee withholding)             $           0    $    2,075,520
                                                                     -------------    --------------
27      Management Fees                                                               $            0
                                                                     -------------    --------------
        Taxes:                                                                        $            0
                                                                                      --------------
28           Employee Withholding                                    $       8,966    $    1,323,292
                                                                     -------------    --------------
29           Employer Payroll Taxes                                  $       1,607    $      264,069
                                                                     -------------    --------------
30           Real Property Taxes                                                      $            0
                                                                     -------------    --------------
31           Other Taxes                                             $           0    $       17,511
                                                                     -------------    --------------
32      Other Cash Outflows:                                                          $            0
                                                                     -------------    --------------
33           Deposits                                                $           0    $      201,085
                                                                     -------------    --------------
34           Prepetition payments                                    $           0    $       81,466
                                                                     -------------    --------------
35           401k                                                    $           0    $      232,064
                                                                     -------------    --------------
36           Employee benefits                                       $           0    $      467,664
                                                                     -------------    --------------
37           Payments made to Digital River                          $           0    $      322,974
                                                                     -------------    --------------
                                                                     $           0    $      640,023
                                                                     -------------    --------------

                                                                     -------------    --------------
38      TOTAL CASH DISBURSEMENTS:                                    $      61,859    $   18,008,506
                                                                     -------------    --------------

                                                                     -------------    --------------
39 NET INCREASE (DECREASE) IN CASH                                   $     794,642    $    1,625,719
                                                                     -------------    --------------

                                                                     -------------    --------------
40 CASH BALANCE, BEGINNING OF PERIOD                                 $   5,371,144    $    5,180,090
                                                                     -------------    --------------

                                                                     -------------    --------------
41 CASH BALANCE, END OF PERIOD                                       $   6,165,786    $    6,805,808
                                                                     =============    ==============